Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PUSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

NOT FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934

In connection with the Quarterly Report of Quanex Corporation (the “Company”) on Form 10-Q for the period ended January 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Terry M. Murphy, Chief Financial Officer of the Company, certify, pursuant to 18  U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Terry M. Murphy
Terry M. Murphy
Chief Financial Officer
March 5, 2003